Exhibit 99.1
                                 LEHMAN BROTHERS
                                 ---------------


            TVA-LINKED CALLABLE STRIPS SERIES TVA 1997-2 (Underlying
         Securities will be Tennessee Valley Authority zero coupon bonds due November 1 2025)

                Indicative Summary of Terms as of October 1, 1997

Transaction:      Lehman Brothers will sell Trust Certificates representing the
                  100% beneficial interest an interest in the Underlying
                  Securities, zero coupon bonds issued by the Tennessee Valley
                  Authority (the "Underlying Securities"), with respect to which a Lehman Brothers entity retains a call option to purchase the Underlying Securities at predetermined prices (the "Call
                  Price"), as indicated in Appendix 1 attached hereto.

Face Amount:      $100 million face amount at maturity

Settlement Date:  October 31, 1997

Maturity Date:    November 1, 2025 unless the Underlying Securities are called earlier in accordance with their terms.

Issue Price:      11.121%

Coupon:           0%

Yield to Maturity/
Yield to Call:    8.00%

Call Dates:       The Underlying Securities may be acquired by a Lehman Brothers entity at the applicable call price semi annually beginning
                  November 1, 2000 and ending November 1 2024.

Call Notice:      Seven Business Days prior to each Call Date

Call Price:       The Call Price of the Underlying Securities on each Call Date will be as indicated in Appendix 1 attached hereto.

Minimum
Denominations:    $1,000

Rating:           AAA by S&P, Aaa by Moody's Investors Service Inc.

Form:             Book Entry, DTC

Sale Concession:  0.25%

Trustee:          The Bank of New York

Underwriter:      Lehman Brothers Inc.


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                   Appendix 1
                       Indicative Call Price Schedule (%)

11/1/00         14.071                          11/1/13         39.012
5/1/01          14.634                          5/1/14          40.573
11/1/01         15.219                          11/1/14         42.196
5/1/02          15.828                          5/1/15          43.883
11/1/02         16.460                          11/1/15         45.639
5/1/03          17.120                          5/1/16          47.464
11/1/03         17.805                          11/1/16         49.363
5/1/04          18.517                          5/1/17          51.337
11/1/04         19.257                          11/1/17         53.391
5/1/05          20.028                          5/1/18          55.526
11/1/05         20.829                          11/1/18         57.748
5/1/06          21.662                          5/1/19          60.057
11/1/06         22.529                          11/1/19         62.460
5/1/07          23.430                          5/1/20          64.958
11/1/07         24.367                          11/1/20         67.556
5/1/08          25.342                          5/1/21          70.259
11/1/08         26.355                          11/1/21         73.069
5/1/09          27.409                          5/1/22          75.992
11/1/09         28.506                          11/1/22         79.031
5/1/10          29.646                          5/1/23          82.193
11/1/10         30.832                          11/1/23         85.480
5/1/11          32.065                          5/1/24          88.900
11/1/11         33.348                          11/1/24         92.456
5/1/12          34.682                          5/1/25          N/A
11/1/12         36.069                          11/1/25         N/A
5/1/13          37.512



--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 1


                                                SETT            10/31/97
                CUSIP                           YLD               8.00%
MATURITY        88059                           SIZE              PRICE
--------        -----                           ----            -------

11/1/21         EHG2                             14.321         15.219
5/1/22          EHH0                             13.159         14.634
11/1/22         EHJ6                             10.002         14.071
5/1/23          EHK3                             15.283         13.530
11/1/23         EHL1                             10.427         13.010
5/1/24          EHM9                              9.909         12.509
11/1/24         EHN7                              9.909         12.028
5/1/25          EHP2                              9.909         11.566
11/1/25         EHQ0                              9.909         11.121
                                                -------
TOTAL                                           102.828


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 2

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             11/1/25
                PRICE                           11.121
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         14.071                          11/1/13         39.012
5/1/01          14.634                          5/1/14          40.573
11/1/01         15.219                          11/1/14         42.196
5/1/02          15.828                          5/1/15          43.883
11/1/02         16.461                          11/1/15         45.639
5/1/03          17.120                          5/1/16          47.464
11/1/03         17.805                          11/1/16         49.363
5/1/04          18.517                          5/1/17          51.337
11/1/04         19.257                          11/1/17         53.391
5/1/05          20.028                          5/1/18          55.526
11/1/05         20.829                          11/1/18         57.748
5/1/06          21.662                          5/1/19          60.057
11/1/06         22.529                          11/1/19         62.460
5/1/07          23.430                          5/1/20          64.958
11/1/07         24.367                          11/1/20         67.556
5/1/08          25.342                          5/1/21          70.259
11/1/08         26.355                          11/1/21         73.069
5/1/09          27.409                          5/1/22          75.992
11/1/09         28.506                          11/1/22         79.031
5/1/10          29.646                          5/1/23          82.193
11/1/10         30.832                          11/1/23         85.480
5/1/11          32.065                          5/1/24          88.900
11/1/11         33.348                          11/1/24         92.456
5/1/12          34.682
11/1/12         36.069
5/1/13          37.512


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 3

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             5/1/25
                PRICE                           11.566
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         14.634                          11/1/13         40.573
5/1/01          15.219                          5/1/14          42.196
11/1/01         15.828                          11/1/14         43.883
5/1/02          16.461                          5/1/15          45.639
11/1/02         17.120                          11/1/15         47.464
5/1/03          17.805                          5/1/16          49.363
11/1/03         18.517                          11/1/16         51.337
5/1/04          19.257                          5/1/17          53.391
11/1/04         20.028                          11/1/17         55.526
5/1/05          20.829                          5/1/18          57.748
11/1/05         21.662                          11/1/18         60.057
5/1/06          22.529                          5/1/19          62.460
11/1/06         23.430                          11/1/19         64.958
5/1/07          24.367                          5/1/20          67.556
11/1/07         25.342                          11/1/20         70.259
5/1/08          26.355                          5/1/21          73.069
11/1/08         27.409                          11/1/21         75.992
5/1/09          28.506                          5/1/22          79.031
11/1/09         29.646                          11/1/22         82.193
5/1/10          30.832                          5/1/23          85.480
11/1/10         32.065                          11/1/23         88.900
5/1/11          33.348                          5/1/24          92.456
11/1/11         34.682                          11/1/24         96.154
5/1/12          36.069
11/1/12         37.512
5/1/13          39.012


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 4

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             11/1/24
                PRICE                           12.028
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         15.219                          11/1/13         42.196
5/1/01          15.828                          5/1/14          43.883
11/1/01         16.461                          11/1/14         45.639
5/1/02          17.120                          5/1/15          47.464
11/1/02         17.805                          11/1/15         49.363
5/1/03          18.517                          5/1/16          51.337
11/1/03         19.257                          11/1/16         53.391
5/1/04          20.028                          5/1/17          55.526
11/1/04         20.829                          11/1/17         57.748
5/1/05          21.662                          5/1/18          60.057
11/1/05         22.529                          11/1/18         62.460
5/1/06          23.430                          5/1/19          64.958
11/1/06         24.367                          11/1/19         67.556
5/1/07          25.342                          5/1/20          70.259
11/1/07         26.355                          11/1/20         73.069
5/1/08          27.409                          5/1/21          75.992
11/1/08         28.506                          11/1/21         79.031
5/1/09          29.645                          5/1/22          82.193
11/1/09         30.832                          11/1/22         85.480
5/1/10          32.065                          5/1/23          88.900
11/1/10         33.348                          11/1/23         92.456
5/1/11          34.682                          5/1/24          96.154
11/1/11         36.069                          11/1/24         #NUMI
5/1/12          37.512
11/1/12         39.012
5/1/13          40.573


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 5

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             5/1/24
                PRICE                           12.509
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         15.828                          11/1/13         43.883
5/1/01          16.461                          5/1/14          45.639
11/1/01         17.120                          11/1/14         47.464
5/1/02          17.805                          5/1/15          49.363
11/1/02         18.517                          11/1/15         51.337
5/1/03          19.257                          5/1/16          53.391
11/1/03         20.028                          11/1/16         55.526
5/1/04          20.829                          5/1/17          57.748
11/1/04         21.662                          11/1/17         60.057
5/1/05          22.529                          5/1/18          62.460
11/1/05         23.430                          11/1/18         64.958
5/1/06          24.367                          5/1/19          67.556
11/1/06         25.342                          11/1/19         70.259
5/1/07          26.355                          5/1/20          73.069
11/1/07         27.409                          11/1/20         75.992
5/1/08          28.506                          5/1/21          79.031
11/1/08         29.646                          11/1/21         82.193
5/1/09          30.832                          5/1/22          85.480
11/1/09         32.065                          11/1/22         88.900
5/1/10          33.348                          5/1/23          92.456
11/1/10         34.682                          11/1/23         96.154
5/1/11          36.069                          5/1/24          #NUMI
11/1/11         37.512                          11/1/24         #NUMI
5/1/12          39.012
11/1/12         40.573
5/1/13          42.196


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 6

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             11/1/23
                PRICE                           13.010
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         16.461                          11/1/13         45.639
5/1/01          17.120                          5/1/14          47.464
11/1/01         17.805                          11/1/14         49.363
5/1/02          18.517                          5/1/15          51.337
11/1/02         19.257                          11/1/15         53.391
5/1/03          20.028                          5/1/16          55.526
11/1/03         20.829                          11/1/16         57.748
5/1/04          21.662                          5/1/17          60.057
11/1/04         22.529                          11/1/17         62.460
5/1/05          23.430                          5/1/18          64.958
11/1/05         24.367                          11/1/18         67.556
5/1/06          25.342                          5/1/19          70.259
11/1/06         26.355                          11/1/19         73.069
5/1/07          27.409                          5/1/20          75.992
11/1/07         28.506                          11/1/20         79.031
5/1/08          29.646                          5/1/21          82.193
11/1/08         30.832                          11/1/21         85.480
5/1/09          32.065                          5/1/22          88.900
11/1/09         33.348                          11/1/22         92.456
5/1/10          34.682                          5/1/23          96.154
11/1/10         36.069                          11/1/23         #NUMI
5/1/11          37.512                          5/1/24          #NUMI
11/1/11         39.012                          11/1/24         #NUMI
5/1/12          40.573
11/1/12         42.196
5/1/13          43.883


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 7

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             5/1/23
                PRICE                           13.530
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         17.120                          11/1/13         47.464
5/1/01          17.805                          5/1/14          49.363
11/1/01         18.517                          11/1/14         51.337
5/1/02          19.257                          5/1/15          53.391
11/1/02         20.028                          11/1/15         55.526
5/1/03          20.829                          5/1/16          57.748
11/1/03         21.662                          11/1/16         60.057
5/1/04          22.529                          5/1/17          62.460
11/1/04         23.430                          11/1/17         64.958
5/1/05          24.367                          5/1/18          67.556
11/1/05         25.342                          11/1/18         70.259
5/1/06          26.355                          5/1/19          73.069
11/1/06         27.409                          11/1/19         75.992
5/1/07          28.506                          5/1/20          79.031
11/1/07         29.646                          11/1/20         82.193
5/1/08          30.832                          5/1/21          85.480
11/1/08         32.065                          11/1/21         88.900
5/1/09          33.348                          5/1/22          92.456
11/1/09         34.682                          11/1/22         96.154
5/1/10          36.069                          5/1/23          #NUMI
11/1/10         37.512                          11/1/23         #NUMI
5/1/11          39.012                          5/1/24          #NUMI
11/1/11         40.573                          11/1/24         #NUMI
5/1/12          42.196
11/1/12         43.883
5/1/13          45.639


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 8

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             11/1/22
                PRICE                           14.071
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         17.805                          11/1/13         49.363
5/1/01          18.517                          5/1/14          51.337
11/1/01         19.257                          11/1/14         53.391
5/1/02          20.028                          5/1/15          55.526
11/1/02         20.829                          11/1/15         57.748
5/1/03          21.662                          5/1/16          60.057
11/1/03         22.529                          11/1/16         62.460
5/1/04          23.430                          5/1/17          64.958
11/1/04         24.367                          11/1/17         67.556
5/1/05          25.342                          5/1/18          70.259
11/1/05         26.355                          11/1/18         73.069
5/1/06          27.409                          5/1/19          75.992
11/1/06         28.506                          11/1/19         79.031
5/1/07          29.646                          5/1/20          82.193
11/1/07         30.832                          11/1/20         85.480
5/1/08          32.065                          5/1/21          88.900
11/1/08         33.348                          11/1/21         92.456
5/1/09          34.682                          5/1/22          96.154
11/1/09         36.069                          11/1/22         #NUMI
5/1/10          37.512                          5/1/23          #NUMI
11/1/10         39.012                          11/1/23         #NUMI
5/1/11          40.573                          5/1/24          #NUMI
11/1/11         42.196                          11/1/24         #NUMI
5/1/12          43.883
11/1/12         45.639
5/1/13          47.464


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------


                                     SHEET 9

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             5/1/22
                PRICE                           14.634
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         18.517                          11/1/13         51.337
5/1/01          19.257                          5/1/14          53.391
11/1/01         20.028                          11/1/14         55.526
5/1/02          20.829                          5/1/15          57.748
11/1/02         21.662                          11/1/15         60.057
5/1/03          22.529                          5/1/16          62.460
11/1/03         23.430                          11/1/16         64.958
5/1/04          24.367                          5/1/17          67.556
11/1/04         25.342                          11/1/17         70.259
5/1/05          26.355                          5/1/18          73.069
11/1/05         27.409                          11/1/18         75.992
5/1/06          28.506                          5/1/19          79.031
11/1/06         29.646                          11/1/19         82.193
5/1/07          30.832                          5/1/20          85.480
11/1/07         32.065                          11/1/20         88.900
5/1/08          33.348                          5/1/21          92.456
11/1/08         34.682                          11/1/21         96.154
5/1/09          36.069                          5/1/22          #NUMI
11/1/09         37.512                          11/1/22         #NUMI
5/1/10          39.012                          5/1/23          #NUMI
11/1/10         40.573                          11/1/23         #NUMI
5/1/11          42.196                          5/1/24          #NUMI
11/1/11         43.883                          11/1/24         #NUMI
5/1/12          45.639
11/1/12         47.464
5/1/13          49.363


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.

                                 LEHMAN BROTHERS
                                 ---------------

                                    SHEET 10

                TVA TRUST                       NC3
                YTM/YTC                         8.00%
                SETT                            10/31/97
                MAT                             11/1/21
                PRICE                           15.219
                CONCESSION                      0.3
                CALL NOTICE                     7 DAYS
                1ST CALL DATE                   11/1/00


                CALL SCHEDULE

11/1/00         19.257                          11/1/13         53.391
5/1/01          20.028                          5/1/14          55.526
11/1/01         20.829                          11/1/14         57.748
5/1/02          21.662                          5/1/15          60.057
11/1/02         22.529                          11/1/15         62.460
5/1/03          23.430                          5/1/16          64.958
11/1/03         24.367                          11/1/16         67.556
5/1/04          25.342                          5/1/17          70.259
11/1/04         26.355                          11/1/17         73.069
5/1/05          27.409                          5/1/18          75.992
11/1/05         28.506                          11/1/18         79.031
5/1/06          29.646                          5/1/19          82.193
11/1/06         30.832                          11/1/19         85.480
5/1/07          32.065                          5/1/20          88.900
11/1/07         33.348                          11/1/20         92.456
5/1/08          34.682                          5/1/21          96.154
11/1/08         36.069                          11/1/21         #NUMI
5/1/09          37.512                          5/1/22          #NUMI
11/1/09         39.012                          11/1/22         #NUMI
5/1/10          40.573                          5/1/23          #NUMI
11/1/10         42.196                          11/1/23         #NUMI
5/1/11          43.883                          5/1/24          #NUMI
11/1/11         45.639                          11/1/24         #NUMI
5/1/12          47.464
11/1/12         49.363
5/1/13          51.337


--------------------------------------------------------------------------------
Clients are advised to make an independent review and reach their own conclusions regarding the economic benefits and risks of this transaction, and the legal, tax and accounting aspects of this transaction as it relates to their particular circumstances, including without limitation, currently and prospectively, proposed IRS regulations concerning debt instruments with contingent payments. Although the indicative information set forth above is reflective of the terms, as of the specified date, under which Lehman Brothers believes an issuance of securities or other obligations might structured, no assurance can be given that such an issuance could in fact be executed and no specific issuer is obligated to issue such securities. This term sheet does not constitute an offer to sell or the solicitation of an offer to buy securities of the type generally described above. Actual offerings of securities of a particular issuer are made, in accordance with applicable law, by prospectus or other appropriate offering documents. The terms and conditions of this swap are subject to availability, credit approval and documentation.